Commitments	12 Months Ended
Dec. 31, 2018
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Commitments

41. Commitments

	2018	2017
Contractual obligations and commitments	£m	£m
Contracted for but not provided in the financial statements:
Intangible assets	4,762	5,254
Property, plant and equipment	665	584
Investments	82	107
Purchase commitments	561	346
Pensions	238	738
Other commitments	0	38
Interest on loans	9,418	8,510
Finance lease charges	16	12

	15,742	15,589

The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts are not risk-adjusted or discounted. The decrease in intangible commitments in 2018 is mainly attributable to the reduction in commitments to third parties such as Nkarta, Inc.

In 2018, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions to eliminate the pension deficit identified at the 31 December 2017 actuarial funding valuation. A payment of £75 million is due in both 2019 and 2020 and a payment of £44 million is due in both 2021 and 2022. The table above includes this commitment, but excludes the normal ongoing annual funding requirement in the UK of approximately £140 million.

The Group also has other commitments which principally relate to revenue payments to be made under licences and other alliances.

Commitments in respect of future interest payable on loans are disclosed before taking into account the effect of interest rate swaps.

Commitments under non-cancellable operating leases are disclosed below. £161 million (2017 – £117 million) is provided against these commitments on the Group’s balance sheet.

	2018	2017
Commitments under non-cancellable operating leases	£m	£m
Rental payments due within one year	223	186
Rental payments due between one and two years	173	149
Rental payments due between two and three years	143	122
Rental payments due between three and four years	123	107
Rental payments due between four and five years	105	94
Rental payments due after five years	371	387

Total commitments under non-cancellable operating leases	1,138	1,045